UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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MAINSTAY VP FUNDS TRUST

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MAINSTAY VP FUNDS TRUST
MAINSTAY VP DFA/DUPONT
CAPITAL EMERGING MARKETS EQUITY PORTFOLIO
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 5, 2015

The Proxy Statement is also available at
www.2voteproxy.com/NYL.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (“Special Meeting”) of the MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio (“Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on January 5, 2015, beginning at 12:00 pm, Eastern time.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote your shares of the Portfolio at the Special Meeting.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve new subadvisory agreements between New York Life Investments and each of the following affiliated subadvisors (collectively, “New Subadvisors”)[1]:
(a)	Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”); and
(b)	Candriam Belgium (“Candriam”), (collectively, “New Subadvisors”);
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

[1]	The agreement with each New Subadvisor must be approved separately. The proposal to approve each of the two new subadvisory agreements may be referred to herein as a “sub-proposal.”

Proposal 1 corresponds to the planned:

•	termination of the subadvisory agreements with Dimensional Fund Advisors LP and DuPont Capital Management Corporation (collectively, the “Current Subadvisors”), the existing subadvisors for the Portfolio, each of which is unaffiliated with New York Life Investments;
•	retention of the New Subadvisors as the subadvisors for the Portfolio, each of which is affiliated with New York Life Investments; and
•	implementation by the New Subadvisors of new principal investment strategies for the Portfolio as described in greater detail in the Proxy Statement attached to this Notice.

The implementation of sub-proposal (b) to Proposal 1 is contingent on the approval of Candriam by the Securities and Exchange Commission as a registered investment adviser, in addition to shareholder approval of the sub-proposal.

The Board also approved a name change for the Portfolio, which will occur on or about November 14, 2014, from the MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio to the MainStay VP Emerging Markets Equity Portfolio.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals above. You may vote at the Special Meeting if you are a policy owner of record of the Portfolio as of the close of business on October 13, 2014 (“Record Date”). If you attend the Special Meeting, you may vote your shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

To make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Trust for additional information by calling toll-free 800-598-2019.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer
October 30, 2014

IMPORTANT NOTICE:
PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.
3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o	John B. Smith, Custodian f/b/o/
John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:
1.	VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.
2.	VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.
3.	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.
4.	VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST
MAINSTAY VP DFA/DUPONT
CAPITAL EMERGING MARKETS EQUITY PORTFOLIO
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

PROXY STATEMENT
NOVEMBER 10, 2014

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 5, 2015

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio (“Portfolio”), a series of the Trust, for a Special Meeting of Shareholders of the Portfolio (“Special Meeting”). The Special Meeting will be held on January 5, 2015, at 12:00 pm, Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054. The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about November 10, 2014 to all shareholders of record of the Portfolio as of the close of business on October 13, 2014 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value is invested in the Portfolio. Although NYLIAC is the majority record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Policy. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals at the Special Meeting, as opposed to directing NYLIAC to vote on the Proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes. The Trust also has four asset allocation portfolios (“Asset Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. In that event, New York Life Investments, the Asset Allocation Portfolios’ investment manager, will vote the shares of the Asset Allocation Portfolios in accordance with proxy voting policies and procedures implemented by the Asset Allocation Portfolios.

As is more fully described in this Proxy Statement, shareholders of the Portfolio will be asked to vote on the following proposals (“Proposals”):

1.	To approve new subadvisory agreements between New York Life Investments and each of the following affiliated subadvisors (collectively, “New Subadvisors”)[2], including each sub-proposal separately:
(a)	Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”); and
(b)	Candriam Belgium (“Candriam”), (collectively, “New Subadvisors”);
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

Proposal 1 corresponds to the planned:

•	termination of the subadvisory agreements with Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont”) (collectively, the “Current Subadvisors”), the existing subadvisors for the Portfolio, each of which is unaffiliated with New York Life Investments;
•	retention of the New Subadvisors as the subadvisors for the Portfolio, each of which is affiliated with New York Life Investments;
•	implementation by the New Subadvisors of new principal investment strategies for the Portfolio as described in greater detail in the Proxy Statement attached to this Notice (The Portfolio following the changes with respect to the principal investment strategies is referred to herein as the “Repositioned Portfolio”).

The implementation of sub-proposal (b) to Proposal 1 is contingent on the approval of Candriam by the Securities and Exchange Commission as a registered investment adviser, in addition to shareholder approval of the sub-proposal.

The Board also approved a name change for the Portfolio, which will occur on or about November 14, 2014, from the MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio to the MainStay VP Emerging Markets Equity Portfolio.

[2]	The proposal to approve each of the two new subadvisory agreements may be referred to herein as a “sub-proposal.”

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Only shareholders of record who owned shares of any class of the Portfolio on the Record Date are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Portfolio that you own entitles you to one (1) vote with respect to any proposal on which the Portfolio’s shareholders are entitled to vote (a fractional share has a fractional vote).

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

PROPOSAL 1

APPROVAL OF NEW SUBADVISORY AGREEMENTS BETWEEN
(a) NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND CORNERSTONE CAPITAL MANAGEMENT HOLDINGS LLC
AND
(b) NEW YORK LIFE INVESTMENT MANAGEMENT LLC
AND CANDRIAM BELGIUM

At a meeting held on September 22 – 24, 2014, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), approved new subadvisory agreements between (a) New York Life Investments and Cornerstone Holdings and (b) New York Life Investments and Candriam (“Subadvisory Agreements”) on behalf of the Portfolio. The Subadvisory Agreements, which are subject to shareholder approval, provide that Cornerstone Holdings and Candriam will manage the assets of the Portfolio, as directed by New York Life Investments, the Portfolio’s manager, and pursuant to the Portfolio’s registration statement.

Investment companies are required to obtain shareholder approval for certain types of changes, such as the approval of the Subadvisory Agreements contemplated in this Proposal 1. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors. New York Life Investments and the Trust have obtained an exemptive order (“Order”) from the SEC permitting New York Life Investments, on behalf of the Portfolio and subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. In addition, New York Life Investments and the Trust have applied for a new exemptive order from the SEC (the “New Order”), which would replace the Order, to permit New York Life Investments, subject to certain conditions and approval by the Board, to hire or terminate, unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (each, a “Wholly-Owned Subadvisor”). There is no guarantee that the SEC will grant the New Order. The Portfolio may not rely on the Order or the New Order without first obtaining shareholder approval to do so. Moreover, the Order does not apply to the engagement of affiliated subadvisors, such as Cornerstone Holdings and Candriam.

What are Shareholders Being Asked to Approve?

As discussed in greater detail below, New York Life Investments has proposed that Cornerstone Holdings and Candriam replace DFA and DuPont as the subadvisors to the Portfolio based on, among other things, the nature, quality and scope of the services Cornerstone Holdings and Candriam would provide to the Portfolio. After considering the factors discussed in this Proxy Statement, and following negotiations with New York Life Investments, the Board concluded it is in the best interests of the Portfolio and its shareholders to appoint Cornerstone Holdings and Candriam as subadvisors to the Portfolio, thereby replacing DFA and DuPont.

If shareholders do not approve either of the sub-proposals in Proposal 1, the Portfolio would continue to be subadvised by the Current Subadvisors pursuant to its current investment program, and the Board, in consultation with New York Life Investments, would consider the options available to the Portfolio. If only one sub-proposal is approved, New York Life Investments, in conjunction with the Board, may determine to implement the sub-proposal that is approved by shareholders, including the corresponding changes in investment strategies, or may determine not to implement the sub-proposal. In such a case, the Portfolio would inform shareholders with respect to the specific changes in subadvisor and investment strategies that would take place, if any.

Why are the New Subadvisory Agreements Necessary?

DFA and DuPont currently serve as the Portfolio’s subadvisors pursuant to subadvisory agreements dated February 17, 2012 and January 20, 2012, respectively. DFA and DuPont were approved as the subadvisors to the Portfolio by the initial shareholder of the Portfolio on January 13, 2012.

At a meeting held on September 22 – 24, 2014, the Board approved New York Life Investments’ recommendation to appoint Cornerstone Holdings and Candriam to replace DFA and DuPont as subadvisors to the Portfolio pending approval by shareholders and, in the case of sub-proposal (b), Candriam’s successful registration with the SEC as a registered investment adviser.

What did the Board Consider in Approving the New Subadvisory Agreements?

At a meeting held on September 22 – 24, 2014, the Board unanimously approved New York Life Investments’ recommendation to replace the Current Subadvisors with the New Subadvisors. Cornerstone Holdings was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Cornerstone Holdings is an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). Candriam is a leading pan-European multi-specialist asset manager with a 20-year track record and a team of 500 experienced professionals. Candriam also is an indirect, wholly-owned subsidiary of New York Life.

In connection with its consideration of New York Life Investments’ recommendation to approve the New Subadvisors, the members of the Board, including members of its Contracts Committee and Investment Committee, undertook reviews of each of Cornerstone Holdings’ and Candriam’s respective qualifications to serve as the Portfolio’s subadvisors.

In reaching its decision to approve the Subadvisory Agreements, the Board considered information furnished by New York Life Investments, Cornerstone Holdings and Candriam. The Board also requested and received responses from Cornerstone Holdings and Candriam to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and the Independent Trustees. In addition, the Board considered information provided by New York Life Investments, Cornerstone Holdings and Candriam on the fees charged to other investment advisory clients (including non-U.S. investment funds and institutional separate accounts) that follow investment strategies similar to that proposed for the Portfolio, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients.

In determining to approve the Subadvisory Agreements, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope, and quality of the services to be provided to the Portfolio by Cornerstone Holdings and Candriam; (ii) the investment performance of the Portfolio and the historical investment performance of similar portfolios managed by either Cornerstone Holdings or Candriam; (iii) the costs of the services to be provided, and profits to be realized, respectively, by Cornerstone Holdings and Candriam, from their respective relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s fees, including the subadvisory fees to be paid to Cornerstone Holdings and Candriam, particularly as compared to similar funds and accounts managed by Cornerstone Holdings, Candriam, and third-party “peer funds” identified by New York Life Investments.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Subadvisory Agreements was based on consideration of all the information provided to the Board in connection with its reviews of Cornerstone Holdings and Candriam. The Board took note of New York Life Investments’ belief that Cornerstone Holdings and Candriam, with their respective resources and historical investment performance track record, are both well qualified to serve as the Portfolio’s subadvisors. In addition, the Board considered that the variable life insurance and variable annuity policy owners whose assets are invested in the Portfolio had a range of policies and investment options available to them, and had determined to invest through insurance products offered by New York Life Insurance Company and its affiliates. The Board further noted that shareholders would have the opportunity to consider and vote on whether the Portfolio should approve the engagement of Cornerstone Holdings and Candriam as subadvisors after receiving a proxy statement that included information material to the proposal. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Subadvisory Agreements is provided below.

Nature, Scope and Quality of Services to be Provided by Cornerstone Holdings and Candriam

In considering the approval of the Subadvisory Agreements, the Board examined the nature, scope and quality of the services that Cornerstone Holdings and Candriam each propose to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to each of Cornerstone Holdings and Candriam:

•	experience in serving as manager of other similar portfolios, including, with respect to Cornerstone Holdings, the retail MainStay Emerging Markets Opportunities Fund;
•	experience in providing investment advisory services;
•	experience of investment advisory, senior management and administrative personnel;
•	overall legal and compliance environment;
•	willingness to invest in personnel who may benefit the Portfolio;

•	experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by each portfolio manager and Cornerstone Holdings’ and Candriam’s methods for compensating portfolio managers;
•	overall reputation, financial condition, and assets under management as of August 31, 2014.

The Board also considered Candriam’s decision to register as an investment adviser with the SEC, and changes to Candriam’s compliance and control environment made in connection with potentially serving as subadvisor to U.S. registered funds such as the Portfolio. The Board noted that Candriam has managed retail funds in Europe but has not previously managed a U.S. registered fund. The Board considered New York Life Investments’ representation that Candriam has implemented policies, procedures, and internal controls necessary to serve as an investment adviser to the Portfolio.

Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Subadvisory Agreements, that the Portfolio is likely to benefit from the nature, scope and quality of these services as a result of Cornerstone Holdings and Candriam’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered the Portfolio’s historical investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. The Board also considered information provided by New York Life Investments showing the investment performance of the Portfolio as compared to similar mutual funds managed by other investment advisers. The Board then compared the Portfolio’s historical investment performance to the investment performance of similar portfolios managed by Cornerstone Holdings and Candriam, as well as the anticipated strength of Cornerstone Holdings and Candriam’s respective resources (including research capabilities) that may result in stronger long-term investment performance for the Portfolio over time.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreements, that the selection of Cornerstone Holdings and Candriam as the subadvisors to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Cornerstone Holdings, Candriam and New York Life Investments

The Board considered the estimated costs of the services to be provided by Cornerstone Holdings and Candriam under the Subadvisory Agreements and the profitability of New York Life Investments and its affiliates, which would include Cornerstone Holdings and Candriam at the time of the execution of the Subadvisory Agreements, due to their relationships with the Portfolio. Because Cornerstone Holdings and Candriam are affiliates of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments, Cornerstone Holdings and Candriam in the aggregate.

The Board noted that the engagement of Cornerstone Holdings and Candriam to replace DFA and DuPont as the Portfolio’s subadvisors would mean that a greater portion of the revenues earned by New York Life Investments from the Portfolio would remain within the New York Life Investments enterprise. The Board also considered Cornerstone Holdings and Candriam’s respective investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Cornerstone Holdings and Candriam must each be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that Cornerstone Holdings and Candriam’s ability to maintain strong financial positions is important in order for Cornerstone Holdings and Candriam to provide high-quality services to the Portfolio. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Candriam and Cornerstone Holdings would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates. The Board concluded that the enhanced profitability was in line with the profitability of other portfolios to New York Life Investments and its affiliates. The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the Portfolio’s contractual management fee from 1.20% to 1.10% following the engagement of Cornerstone Holdings and Candriam as subadvisors to the Portfolio.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Cornerstone Holdings and Candriam due to their respective relationships with the Portfolio. The Board recognized, for example, the benefits to either Cornerstone Holdings or Candriam from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings or Candriam in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the appointment of Cornerstone Holdings and Candriam as subadvisors. The Board noted estimates from New York Life Investments, Cornerstone Holdings and Candriam that up to 80% of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with Cornerstone Holdings and Candriam’s strategy. The Board noted that, following negotiations with the Board, New York Life Investments had agreed to reimburse the Portfolio for one-half (50%) of the direct portfolio transition costs. Additional information about transition costs and expenses relating to the Proposal may be found under the headings “Would the Portfolio Bear the Expenses in Connection with the Changes to Its Principal Investment Strategies and Investment Process?” and “Solicitation Expenses and other Expenses Related to the Special Meeting” elsewhere in this proxy statement.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreements, that any profits to be realized by New York Life Investments and its affiliates (including Cornerstone Holdings and Candriam) due to their respective relationships with the Portfolio, supported the Board’s decision to approve the Subadvisory Agreements.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

The Board also considered whether the Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The Board noted that the Portfolio’s management fee schedule includes a breakpoint at the $1 billion asset level.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Subadvisory Agreements. The Board considered information provided by Cornerstone Holdings and Candriam concerning the fees each charges to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio. The Board noted, however, that both Cornerstone Holdings and Candriam are affiliates of New York Life Investments whose fees as subadvisor are paid by New York Life Investments, and not the Portfolio. Accordingly, the Board focused principally on the reasonableness of the fees paid by the Portfolio to New York Life Investments and its affiliates in determining to approve the Agreements.

After considering the factors above, the Board concluded that the Portfolio’s subadvisory fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Subadvisory Agreements, support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Subadvisory Agreements. In the case of the Subadvisory Agreement with Candriam, the Board’s approval was contingent upon Candriam’s successful registration with the SEC as a registered investment adviser.

What are the terms of the Subadvisory Agreements?

A form of Subadvisory Agreement is included as Exhibit A this Proxy Statement, and the description of terms in this section is qualified in its entirety by reference to Exhibit A. The material terms of the respective Subadvisory Agreements with Cornerstone Holdings and Candriam are substantially similar to the terms of the prior Subadvisory Agreements with DFA and DuPont with respect to the Portfolio, except as noted in the discussion below.

Pursuant to the Subadvisory Agreements, Cornerstone Holdings and Candriam will serve as the subadvisors to the Portfolio. Cornerstone Holdings and Candriam, on behalf of the Portfolio, will select its investments and place all orders for purchases and sales of securities in accordance with the Portfolio’s investment objectives, policies and restrictions, subject to the supervision of New York Life Investments and oversight by the Board.

More specifically, the New Subadvisors will perform the following services:

•	subject to the supervision of New York Life Investments and oversight of the Board, provide a continuous investment program for the Portfolio, including the purchase, retention or sale of the securities, cash and other investments contained in the Portfolio;

•	conduct investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest;
•	make available to the Trust and New York Life Investments, promptly upon reasonable request, all of the Portfolio’s investment records and ledgers maintained by the New Subadvisors (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Portfolio) as are necessary to assist the Portfolio and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, (“Advisers Act”) as well as other applicable laws. The New Subadvisors will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations;
•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s assets, and will furnish the Board such periodic and special reports with respect to the Portfolio as the Board and New York Life Investments may reasonably request;
•	assist the custodian and portfolio accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the New Subadvisors; and
•	arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

Under the Subadvisory Agreements, Cornerstone Holdings and Candriam will each be entitled to receive an annual fee of 50% of the management fee on the portion of the Portfolio’s assets that each manages, based on the average daily net assets of the Portfolio, from New York Life Investments (not the Portfolio). Exhibit B sets forth information regarding U.S. registered mutual funds, which have investment objectives that are similar to those of the Portfolio for which Cornerstone Holdings individually provides advisory services. Candriam does not provide advisory services to any U.S. registered mutual fund.

In consideration for their services, DFA currently receives an annual fee of 0.550% on the first $100 million and 0.500% over $100 million on the average daily net assets of the Portfolio. DuPont currently receives 0.680% on the first $200 million, 0.650% on the next $250 million and 0.600% over $450 million on the average daily net assets of the Portfolio. DFA and DuPont received a total of $565,658 and $2,105,601, respectively, in subadvisory fees for the fiscal year ended December 31, 2013.

If approved by shareholders, it is anticipated that the Subadvisory Agreements would go into effect on or about January 9, 2015, and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Subadvisory Agreements will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. Each Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. Each Subadvisory Agreement also may be terminated as follows: (A) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to the subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and the subadvisor; or (C) by the subadvisor at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

In the event that shareholders of the Portfolio do not approve either of the sub-proposals in Proposal 1, the current subadvisory agreements with DFA and DuPont would continue, and the Board, in consultation with New York Life Investments, would consider the options available to the Portfolio. If only one sub-proposal is approved, New York Life Investments, in conjunction with the Board, may determine to implement the sub-proposal that is approved by shareholders, including the corresponding changes in investment strategies, or may determine not to implement the sub-proposal. In such a case, the Portfolio would inform shareholders with respect to the specific changes in subadvisor and investment strategies that would take place, if any.

The Subadvisory Agreements provide that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Portfolio and New York Life Investments agree that Cornerstone Holdings and Candriam, any affiliated person of Cornerstone Holdings and Candriam, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls Cornerstone Holdings and Candriam, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under the Subadvisory Agreements, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Cornerstone Holdings and Candriam’s duties, or by reason of reckless disregard of Cornerstone Holdings and Candriam’s obligations and duties under the respective Subadvisory Agreements.

Were there any Other Changes Approved by the Board in Connection With the Approval of the Subadvisory Agreement?

In addition to approving the Subadvisory Agreements with Cornerstone Holdings and Candriam at the September 22 – 24, 2014 meeting, the Board approved a name change to the Portfolio, which does not require shareholder approval. Effective November 14, 2014, the name of the Portfolio will change from MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio to MainStay VP Emerging Markets Equity Portfolio. In addition, the Board also approved changes to the Portfolio’s principal investment strategies and investment process, which would become effective on or about the same day on which the Subadvisory Agreements, if approved by shareholders, become effective. The Portfolio’s investment objective will not change.

The following table compares the current principal investment strategies of the Portfolio with those that would be implemented upon the appointment of Cornerstone Holdings and Candriam as the Subadvisors.

Current Investment Strategies of the Portfolio	Investment Strategies of the Repositioned MainStay VP Emerging Markets Equity Portfolio
The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity and equity related securities, including preferred stock, of companies located in or associated with emerging market countries. The Portfolio may also invest in exchange-traded funds.

The Portfolio utilizes two Subadvisors, Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”), with investment processes and styles that New York Life Investment Management LLC, the Portfolio's Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio's assets, as designated by the Manager from time to time.	The Portfolio, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity and equity-related securities, including preferred stock, of companies located in or associated with emerging market countries. The Portfolio may also invest in exchange-traded funds.

Each Subadvisor has discretion to determine the countries considered to be emerging markets countries, taking into consideration factors such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and country classifications used by the World Bank, International Monetary Fund or United Nations.

The Portfolio may invest up to 20% of its net assets in securities that are not issued by entities in, or tied economically to, emerging markets. These investments may include equity securities, U.S. government and agency securities and short-term investments such as cash and cash equivalents. The Portfolio may also invest in American Depositary Receipts.

The Portfolio utilizes two Subadvisors, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) and Candriam Belgium (“Candriam”), with investment processes and styles that New York Life Investment Management LLC, the Portfolio’s Manager, believes are complementary. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designatedby the Manager from time to time.

Current Investment Strategies of the Portfolio	Investment Strategies of the Repositioned MainStay VP Emerging Markets Equity Portfolio

DFA Investment Process:  DFA believes that equity investing should involve a long-term view and a systematic focus on sources of expected returns, not on stock picking or market timing. In constructing an investment portfolio, DFA identifies a broadly diversified universe of eligible securities with precisely defined risk and return characteristics. It then places priority on efficiently managing portfolio turnover and keeping trading costs low. In general, DFA does not intend to purchase or sell securities for the investment portfolio based on prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

DFA may use derivatives such as forward currency exchange contracts to facilitate the settlement of equity trades or to transfer balances from one currency to another currency, including to repatriate currency to U.S. dollars. DFA may also use futures contracts and options on futures contracts, to gain market exposure on the Portfolio's uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.	Cornerstone Holdings’ Investment Strategies & Process: Cornerstone Holdings seeks to construct a broadly diversified portfolio across countries, sectors and industries using quantitative analysis to identify undervalued securities which it believes have a high probability of providing returns greater than the MSCI Emerging Markets Index (the “Index”). Investments are selected using an objective, disciplined and broadly applied process while seeking limited exposure to risk. Cornerstone Holdings seeks to control exposure to risk through, among other things, country, sector and industry constraints. These constraints may limit Cornerstone Holdings’ ability to overweight or underweight particular sectors or industries relative to the Index. Cornerstone Holdings will further seek to reduce risk by diversifying assets over a large number of securities.

Either directly or through derivatives, Cornerstone Holdings may take long and short positions to better enable its portion of the Portfolio to seek to produce returns that are in excess of the Index.

Current Investment Strategies of the Portfolio	Investment Strategies of the Repositioned MainStay VP Emerging Markets Equity Portfolio
DuPont Capital Investment Process:  DuPont Capital seeks to identify emerging market companies trading at a significant discount relative to such companies' estimated normalized earnings potential by using in-depth fundamental analysis combined with top down country risk assessment. DuPont Capital attempts to build a portfolio with a long-term investment horizon that it believes will achieve excess returns with below average risk, relative to the broader emerging market equity universe.

DuPont Capital may sell a security when it believes the security is approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.	Based on quantitative analysis, Cornerstone Holdings will take long positions in, or overweights relative to the Index, equity securities that it believes have a high probability of providing a total return greater than the Index. Also, Cornerstone Holdings will underweight or sell short securities that it believes are likely to underperform. This means that Cornerstone Holdings may sell a security that the Portfolio does not own, which it may do, for example, when it believes that the value of the security will decline. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions may vary over time as market opportunities develop.

Candriam Investment Strategies & Process:  Candriam seeks to create medium to longer-term capital appreciation through investments in emerging market companies that generate high, and growing, levels of profits. This is achieved by constructing a diversified, conviction based portfolio, aiming for consistent and repeatable risk-adjusted returns greater than the Index.

Investment opportunities are identified via a thematic approach combined with a bottom-up stock selection methodology based on a proprietary quantitative screening platform to identify companies with attractive profitability levels and sustainable growth trends, relative to their country and/or sector. Return on equity, sustainable growth at a reasonable price, earnings and earnings

Current Investment Strategies of the Portfolio	Investment Strategies of the Repositioned MainStay VP Emerging Markets Equity Portfolio
revisions are central to the screening. Quality and return potential of the candidate investments are validated through further fundamental stock analysis and an appropriate fit with the preferred investment themes.
Sector, currency, regional and country deviations are kept within predetermined limits relative to the benchmark. Candriam seeks to reduce risk by diversifying its portion of the Portfolio over a large number of securities.
Investments Across the Fund: The Portfolio may invest in swaps, futures, forwards and options.
In unusual market conditions, the Portfolio may invest all or a portion of its assets in equity securities of U.S. and non-U.S. issuers, investment grade notes and bonds, cash and cash equivalents.
Each Subadvisor may sell a security, or reduce or eliminate a short position, if it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

Because of the identical investment objectives and similar principal investment strategies, the Portfolio and the Repositioned Portfolio are subject to similar principal risks. However, there are certain differences, as shown below.

The following describes the additional principal risks with respect to the Repositioned Portfolio.

Short Selling Risk:  If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio's custodian to cover the Portfolio's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio's investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio's exposure to long positions and make any change in the Portfolio's net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio's leveraging strategy will be successful or that it will produce a higher return on an investment.

Regulatory Risk:  Regulatory authorities in the United States or other countries may prohibit or restrict the ability of the Portfolio to fully implement its shortselling strategy, either generally or with respect to certain industries or countries, which may impact the Portfolio's ability to fully implement its investment strategies. Certain foreign countries have adopted, and others may adopt, rules restricting the short-selling of certain stocks. Typically, these restrictions have been focused on financial stocks. The duration and scope of these restrictions have varied from country to country.

Regional Focus Risk:  At times, the Portfolio might increase the relative emphasis of its investments in a particular region or county. Stocks of issuers in a particular region or country might be affected by changes in economic conditions or by changes in government regulations, availability of basic resources or supplies, or other events that affect that region or country more than others. If the Portfolio has a greater emphasis on investments in a particular region or country, it may be subject to greater risks from adverse events than a fund that is more geographically diversified.

These changes are discussed in a supplement to the Portfolio’s prospectus dated October 1, 2014. Unlike the Proposal regarding the Subadvisory Agreement, the changes discussed above do not require your approval and you are not being asked to approve the changes.

Would the Portfolio Bear the Expenses in Connection with the Changes to Its Principal Investment Strategies and Investment Process?

The Board and New York Life Investments engaged in discussions concerning the direct costs associated with making adjustments to the holdings of the Portfolio that occur in connection with Cornerstone Holdings and Candriam taking over as the new subadvisors to the Portfolio. Portfolio holdings turnover related to these adjustments is anticipated to be as high as 80%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Portfolio as a result of its normal investment operations. Commission costs associated with the portfolio transition are currently estimated to be 0.02% to 0.04% of total assets (approximately $90,000 to $175,000). Following negotiations with the Board, New York Life Investments and the Board agreed that New York Life Investments would reimburse the Portfolio for one-half (50%) of the direct portfolio transition costs.

In addition to direct portfolio transaction costs (e.g., brokerage commissions and related fees charged to the Portfolio), there are potential indirect costs to the Portfolio in connection with transitioning from DFA and DuPont to Cornerstone Holdings and Candriam as the Portfolio’s subadvisors. For example, the process of buying and selling securities in connection with the transition may impact the financial markets, resulting in market-impact cost to the Portfolio. The possibility that these indirect costs will arise is particularly real in the context of more thinly traded, less liquid markets, including many of the emerging markets in which the Portfolio may invest. Following discussions with the Board, New York Life Investments represented that Candriam and Cornerstone Holdings would institute measures designed to minimize the impact of these indirect transition costs on the Portfolio. In addition, New York Life Investments committed to provide the Board with a report on all transition costs (both direct and indirect) incurred in connection with the transition.

EXISTING MANAGEMENT AGREEMENT

New York Life Investments serves as manager to the Portfolio pursuant to the Management Agreement between New York Life Investments and the Trust on behalf of the Portfolio. New York Life Investments has managed the Portfolio since its inception. New York Life Investments was last approved as the investment manager to the Portfolio by the initial shareholder of the Portfolio on January 13, 2012, and its continuance approved by the Board at its meetings held on December 10 – 11, 2013.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio’s business affairs. New York Life Investments also provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Portfolio.

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, New York Life Investments is responsible for monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.

From New York Life Investments’ management fee, Cornerstone Holdings and Candriam will receive its subadvisory fee as detailed in the section above entitled, “What are the terms of the Subadvisory Agreement?”

During the fiscal year ended December 31, 2013, New York Life Investments received $5,015,381 in management fees from the Portfolio.

INFORMATION ABOUT CORNERSTONE HOLDINGS AND CANDRIAM

New York Life Investments has proposed that Cornerstone Holdings, 1180 Avenue of the Americas, New York, New York 10036 and Candriam, Avenue des Arts 58, 1000 Bruxelles, Belgium, serve as the subadvisors to the Portfolio. Under New York Life Investments’ supervision, the New Subadvisors would be responsible for making the specific decisions about the following: (i) buying, selling and holding securities; (ii) selecting brokers and brokerage firms to trade for them; (iii) maintaining accurate records; and, if possible, (iv) negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, Cornerstone Holdings and Candriam would be paid a monthly fee by New York Life Investments out of its management fee, and not by the Portfolio, as detailed in the section above entitled, “What are the terms of the Subadvisory Agreement?”

Cornerstone Holdings was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Cornerstone Holdings is an indirect, wholly-owned subsidiary of New York Life Insurance Company. As of August 31, 2014, Cornerstone Holdings managed approximately $11.8 billion in assets.

In February 2014, New York Life Investments acquired Dexia Asset Management, now known as Candriam Investors Group, and includes Candriam Belgium. Candriam Investors Group is a leading pan-European multi-specialist asset manager with a 20-year track record and a team of 500 experienced professionals. Candriam Investors Group has established investment management operations in Brussels, Paris, Luxemburg and Australia and an experienced sales force covering Europe, the Middle East and Australia. Candriam Belgium is currently in the process of registering as an investment adviser under the Advisers Act. As of August 31, 2014, Candriam Belgium managed approximately $89.7 billion in assets. Exhibit C to this Proxy Statement sets forth the principal executive officers of Cornerstone Holdings and Candriam, respectively.

The following individuals would be primarily responsible of the day-to-day management of the MainStay VP Emerging Markets Equity Portfolio.

Jeremy Roethel, CFA

Mr. Roethel is a Vice President of Cornerstone Holdings and has been with the firm or its predecessor entities since 2008. Mr. Roethel earned his MBA from the New York University Stern School of Business and received an Honors BS in Finance and a BS in Economics from the University of Delaware. He is a Chartered Financial Analyst® (“CFA®”).

Andrew Ver Planck, CFA

Mr. Ver Planck is a Senior Vice President of Cornerstone Holdings and has been with the firm or its predecessors since 2005. He leads the Global Systematic Equity Team and is responsible for all portfolio management decisions for all quantitatively managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He is a CFA® charterholder.

Jan Boudewijns

Mr. Boudewijns has been Head of Emerging Markets Equity Management for Candriam Investors Group since 2003. He joined Candriam (formerly Bank BACOB) in 1984 and became Fund Manager in 1988 and Senior Fund Manager in 1990. He has over 20 years of Emerging Markets experience. Mr. Boudewijns graduated with an Agricultural Engineering degree from Katholieke Universiteit Leuven, Belgium.

Philip Screve

Mr. Screve has been Senior Fund Manager in charge of Central and East European Emerging Markets for Candriam Investors Group since 2003. He joined Candriam (formerly Bank BACOB) in 1992 and has been a Senior Equity Fund Manager since 1998. He has over 17 years of Emerging Markets experience. Mr. Screve holds a Masters degree in Commerce and Finance from the Vlekho Business School in Belgium.

Mohamed Lamine Saidi

Mr. Saidi has been Senior Fund Manager in charge of Emerging Latin America for Candriam Investors Group since 2005. He has over 10 years of Emerging Markets experience. He was previously with Fortis Investment and Swisscorp Financial Advisory. Mr. Saidi graduated with an undergraduate degree in Banking and Financial Econometrics and a Masters degree in Finance from University of Aix-en-Provence in France.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Portfolio, the New Subadvisors will seek the best execution of the Portfolio’s orders. In the course of achieving best execution, the New Subadvisors may place such orders with brokers and dealers who provide market, statistical and other research information to it. The New Subadvisors will be authorized, under certain circumstances, when placing Portfolio transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that of which another broker might charge for executing the same transaction due to the New Subadvisors’ receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as that term is defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the most recently completed fiscal year.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF
THE SUBADVISORY AGREEMENTS.

* * * * * * * * * *

PROPOSAL 2

APPROVAL TO PERMIT NEW YORK LIFE INVESTMENTS, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUBADVISORS ON BEHALF OF THE PORTFOLIO WITHOUT OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit New York Life Investments, in its capacity as the Manager to the Portfolio, subject to Board oversight, to enter into, and/or materially amend, subadvisory agreements with subadvisors retained by New York Life Investments and the Trust to manage the Portfolio without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Portfolio. Such an advisory structure is referred to as a “manager-of-managers” arrangement. Many of the funds/portfolios in the MainStay Fund Complex currently operate under a form of this advisory structure.

As discussed in Proposal 1, currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the SEC. The Trust and New York Life Investments have received such exemptive relief and have received the Order which conditions reliance on the relief upon, among other things, the approval of this Proposal by shareholders.

Under this Proposal 2, approval by the Board, including a majority of the Independent Trustees, will continue to be required before the Portfolio may enter into any new subadvisory agreements. However, if shareholders approve this Proposal 2, a shareholder vote will no longer be required to approve certain subadvisory agreements or material changes to them, thereby limiting somewhat the shareholders’ control over the Portfolio’s operations, but permitting the Portfolio to operate more efficiently and cost-effectively.

Proposal 2 would take effect immediately upon approval by shareholders.

How Would a “Manager-of-Managers” Arrangement Benefit the Portfolio and the Shareholders?

The Board believes that it is in the best interests of the Portfolio and its shareholders to provide New York Life Investments and the Board with increased flexibility to recommend changes in certain subadvisors and to change subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Board believes that a manager-of-managers arrangement would permit the Portfolio to operate more efficiently and cost-effectively. Currently, the Trust must call and hold a shareholder meeting of an affected Portfolio before it appoints a new subadvisor or materially amends a subadvisory agreement. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Portfolio’s shareholders. This process is time-consuming and costly, and such costs are sometimes borne by the Portfolio, thereby reducing shareholders’ investment returns.

As the manager to the Portfolio, New York Life Investments currently monitors the performance of the Portfolio’s subadvisors. Also, New York Life Investments is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into or terminated with respect to the Portfolio. In determining whether to recommend to the Board the termination of a subadvisory agreement, New York Life Investments considers several factors, including the Subadvisor’s performance record while managing the Portfolio. When a shareholder invests in the Portfolio, he or she effectively hires New York Life Investments to manage the assets of the Portfolio, either directly or via a subadvisor under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any Subadvisors engaged for the Portfolio and for recommending whether a particular subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Portfolio has engaged New York Life Investments as the manager and New York Life Investments’ experience in overseeing and recommending subadvisors, the Board believes it would be appropriate to allow New York Life Investments to recommend, monitor, and evaluate subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for any material modification of existing subadvisory agreements or the creation of new ones. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investments will use its experience and expertise to recommend qualified candidates to serve as subadvisors.

If shareholders approve this Proposal, the Board would continue to oversee the selection and engagement of subadvisors. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Finally, many of the other portfolios and funds in the MainStay Fund Complex are currently permitted to operate under the Order, and shareholders of several of these portfolios and funds have approved the operation under any future SEC relief that would allow the application of a manager-of-managers structure to any affiliated subadvisor. As a result, if shareholders approve this Proposal 2, the Portfolio would be able to operate in the same manner as these other portfolios/funds in the MainStay Fund Complex.

If shareholders do not approve this Proposal 2, the Trust will continue to be required to solicit shareholder approval to appoint a new subadvisor or to materially amend a subadvisory agreement with respect to the Portfolio.

Would This Proposal Have Any Effect on the Advisory Fees Paid by the Portfolio to New York Life Investments or the Quality of Advisory Service the Portfolio Receives?

This Proposal 2 would not affect the amount of management fees paid by the Portfolio to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisors for their services. Also, if this Proposal 2 is approved, New York Life Investments shall continue to pay subadvisory fees from its own assets. The fees paid to New York Life Investments by the Portfolio are considered by the Board in approving and renewing the advisory and subadvisory agreements. Further, whether or not shareholders approve this Proposal 2, New York Life Investments will continue to be required to provide the same level of management and administrative services to the Portfolio as it currently provides, in accordance with the Portfolio’s Management Agreement and other agreements.

What are the Terms of the Order?

The Order grants the Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the Trust, on behalf of the Portfolio, to (a) engage new or additional unaffiliated subadvisors; (b) enter into and/or modify existing subadvisory agreements with unaffiliated subadvisors; (c) terminate subadvisors; and (d) replace subadvisors with unaffiliated subadvisors without the approval of shareholders.

Under the terms of the Order, the Trust and New York Life Investments would be subject to several conditions imposed by the SEC if shareholders approve this Proposal 2. For example, within 90 days of a change in a Portfolio’s subadvisor or a material change to a subadvisory agreement, the Trust would be required to provide the Portfolio’s shareholders with an information statement containing information about the subadvisor and the subadvisory agreement, containing information similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also would be required to comply with certain Portfolio governance requirements.

The Order also provides relief from certain regulatory requirements to permit the disclosure by the Portfolio of aggregated, as opposed to individual, information about the fees paid to unaffiliated subadvisors. It is expected that the terms and conditions of the New Order, if granted, would be substantially similar to those of the Order, except that the New Order would apply to Wholly-Owned Subadvisors in addition to unaffiliated subadvisors.

The Order does not provide relief from the requirement for shareholder approval of any subadvisory agreement with a subadvisor that is an “affiliated person,” as that term is defined in Section 2(a)(3) of the 1940 Act, of the Portfolio or of New York Life Investments (i.e., similar to Proposal 1) (other than solely by virtue of serving as a subadvisor to the Portfolio). However, as discussed above, the Portfolio and New York Life Investments have applied for the New Order, which would permit New York Life Investments and the Portfolios to enter into, or to materially amend, subadvisory agreements with Wholly-Owned Subadvisors, without obtaining shareholder approval.

By approving this Proposal 2, shareholders would also approve the application of the manager-of-managers arrangement to Wholly-Owned Subadvisors under the New Order, and to any affiliated subadvisor of the Portfolio, or of New York Life Investments, subject to New York Life Investments and the Portfolio obtaining the necessary regulatory relief or any changes to applicable law or regulations.

BOARD RECOMMENDATION:

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
APPROVE THIS PROPOSAL

VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Portfolio on or about November 10, 2014. Only shareholders of record as of the close of business on the Record Date, October 13, 2014, will be entitled to notice of, and to vote at, the Special Meeting.

Voting of Proxies.  If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposals. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposals. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (i) delivering to the Secretary of the Trust written notice of the revocation; (ii) delivering to the Portfolios a proxy with a later date; or (iii) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted “FOR” the Proposal and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements.  A quorum of shareholders (i.e., NYLIAC as the record owner of the Portfolio’s shares) is necessary to hold a valid meeting and to consider the Proposals. The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Portfolio entitled to vote on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Portfolio:

Number of Shares Outstanding

Initial Class	Service Class
19,192,271.137	24,782,905.287

Votes Necessary to Approve the Proposals.  Approval of each Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, as appropriate, which is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or (ii) more than 50% of the outstanding voting shares of the Portfolio. NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio.

The Portfolio expects that NYLIAC will vote 100% of the shares of the Portfolio held by its separate account(s) in accordance with instructions from its Policy Owners. NYLIAC will vote shares for which no instructions have been received from its Policy Owners, or for which it is not otherwise entitled to vote in its discretion, in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the Portfolios in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of a respective Proposal.

Effect of Abstentions.  Abstentions will have the effect of a negative vote with respect to a Proposal. Properly executed but unmarked voting instructions from Policy Owners will be voted in favor of a Proposal.

Adjournments.  If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposals have not been received at the time of the Special Meeting, or for any other reason not prohibited by law or the Portfolio’s organizational documents, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

Solicitation Expenses and other Expenses Related to the Special Meeting.  The Board accepted New York Life Investments’ proposal to bear 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, and tabulation of the proxy and costs related to the necessary prospectus supplements. These costs are estimated to be approximately $350,000, approximately $50,000 to $55,000 of which are estimated to be costs related to the solicitation of proxies and voting instructions. The Portfolio has retained Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021 to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting.  The Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting, it is the intention of the Portfolio that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposals and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals.  A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Form of Organization.

The Portfolio is a diversified series of the Trust, an open-end management investment company, organized as a Delaware statutory trust. The Portfolio is governed by a Board of Trustees consisting of eight members, seven of whom are not “interested persons” of the Trust as defined in the 1940 Act. For more information on the history of the Portfolio, please see the Portfolio’s Statement of Additional Information.

Manager and Administrator.

New York Life Investments, 51 Madison Avenue, New York, New York 10010, a limited liability company organized under the laws of Delaware, serves as the manager to the Portfolio. In this capacity, New York Life Investments is responsible for providing investment advisory and administrative services to the Trust. New York Life Investments commenced operations in April 2000, and is an independently-managed, wholly-owned subsidiary of New York Life Investment Management Holdings LLC. New York Life Investment Management Holdings LLC, 51 Madison Avenue, New York, New York 10010 is a wholly-owned subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of August 31, 2014, New York Life Investments and its affiliates managed approximately $544.1 billion in assets. Exhibit D sets forth information regarding mutual funds which have investment objectives that are similar to those of the Portfolio for which New York Life Investments provides advisory services. Exhibit E sets forth the managers and principal executive officers of New York Life Investments.

Distributor.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Portfolio’s distributor (“Distributor”) for the Portfolio’s Service Class shares pursuant to a Distribution and Service Agreement dated August 1, 2014. The Distribution and Service Agreement provides that the Distributor will use its best efforts to distribute the Portfolio’s Service Class shares. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.

The Portfolio’s Service Class shares are subject to a Distribution and Service Plan (“Plan”) pursuant to which the Portfolio pays NYLIFE Distributors for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolio’s Service Class shares (“12b-1 Fee”). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Portfolio’s Service Class shares. Because the 12b-1 Fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by New York Life Investments, not the Trust) based on the proportion of initial premiums paid for the variable annuity product that is allocated to the Portfolio.

Custodian.

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for the Portfolio’s assets. State Street also provides sub-administration and sub-accounting services for the Portfolio. These services include calculating the Portfolio’s daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio’s net asset value, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these non-custody services to the Portfolio, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Portfolio.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Portfolio’s independent registered public accounting firm. PricewaterhouseCoopers LLP is responsible for auditing the Portfolio’s annual financial statements. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports.

The Portfolio will furnish, without charge, upon request, a printed version of the most recent annual and semi-annual reports to Policy Owners. Such requests may be directed to the Portfolio by contacting the Distributor of the Portfolio’s shares by writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or by calling toll-free 800-598-2019.

Information Requirements.

The Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and file reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolio can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549-2736. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Portfolios.

Vote of Portfolio Shares by New York Life Investments.

The Trust also has four Asset Allocation Portfolios, which may invest in and own shares of the Portfolio directly. In that event, the Asset Allocation Portfolios’ investment manager, New York Life Investments and/or its affiliates have the discretion to vote all or some of the Portfolio’s shares on the Proposals in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Portfolio. The Portfolio has been advised by New York Life Investments that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding of Proxy Statements.

The Portfolio may furnish only one copy of this proxy statement to a household, even if more than one policy owner resides in the household, unless the Portfolio has received contrary instructions from one or more of the household’s policy owners. If you are a policy owner and would like additional copies of this proxy statement, please contact the Trust by calling toll-free 800-598-2019. If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Portfolio has furnished multiple proxy statements to your household and you would like the Portfolio to furnish only one statement to your household in the future, please inform the Trust in writing or via telephone at the address or telephone number listed above.

Beneficial Share Ownership of Trustees and Officers.

As of the Record Date, the current officers and Trustees of the Trust, in the aggregate, beneficially owned less than 1% of a class of shares of the Portfolio.

Beneficial Share Ownership of Shareholders.

As of the Record Date, the shareholders identified below were known by the Portfolio to beneficially own 5% or more of the outstanding interest of a class of the Portfolios:

	Initial Class Shares		Service Class Shares
Shareholder	Number of Outstanding Shares	Percentage of Class	Number of Outstanding Shares	Percentage of Class
NYLIAC Variable Annuity Separate Account III	2,530,300.811	13.2%	9,698,764.270	39.1%
NYLIAC Variable Annuity Separate Account IV	—	—	15,084,141.017	60.9%
NYLIAC Variable Universal Life Separate Account I	4,774,557.760	24.9%	—	—
NYLIAC CSVUL Separate Account I	1,260,687.842	6.6%	—	—
MainStay VP Conservative Allocation Portfolio	1,182,267.407	6.2%	—	—
MainStay VP Growth Allocation Portfolio	1,641,517.846	8.6%	—	—
MainStay VP Moderate Allocation Portfolio	2,139,833.216	11.1%	—	—
MainStay VP Moderate Growth Allocation Portfolio	4,364,604.293	22.7%	—	—

The address for each shareholder is 51 Madison Avenue, New York, New York 10010.

As of the Record Date, NYLIAC was not aware of any Policy Owner that beneficially owned more than 5% of either class of shares of the Portfolio.

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EXHIBIT A

MAINSTAY VP FUNDS TRUST

FORM OF SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the [  ] day of [        ], 2014 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and           , a            company organized under the laws of            (the “Subadvisor”).

WHEREAS, MainStay VP Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate portfolios, each of which may offer a separate class of shares of beneficial interest, each portfolio having its own investment objective or objectives, policies and limitations; and

WHEREAS, the Trust currently offers shares in multiple portfolios, may offer shares of additional portfolios in the future, and intends to offer shares of additional portfolios in the future; and

WHEREAS, the Manager entered into a Management Agreement with the Trust, on behalf of its portfolios (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the portfolios of the Trust and manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1. Appointment.  The Manager hereby appoints the Subadvisor to act as subadvisor to the portfolio designated on Schedule A of this Agreement (the “Portfolio”) with respect to all or a portion of the assets of the Portfolio designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more portfolios other than the Portfolio with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2. Portfolio Management Duties.  Subject to the supervision of the Manager and the oversight of the Trust’s Board of Trustees (“Board”), the Subadvisor will provide a continuous investment program for the Portfolio’s Allocated Assets and determine the composition of the assets of the Portfolio’s Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the Portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Portfolio’s Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Portfolio, when these transactions should be executed, and what portion of the Allocated Assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Portfolio. The Subadvisor will provide the services under this Agreement in accordance with the Portfolio’s investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a) The Subadvisor understands that the Allocated Assets of the Portfolio need to be managed so as to permit the Portfolio to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), and will coordinate efforts with the Manager with that objective.

(b) The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Trust’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c) On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Portfolio or Trust.

(d) In connection with the purchase and sale of securities for the Portfolio, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities (such as ISIN code) to be purchased or sold on behalf of the Portfolios, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(e) The Subadvisor will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other Allocated Assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f) The Subadvisor will make available to the Trust and the Manager, promptly upon request, all of the Portfolio’s investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g) The Subadvisor will provide reports to the Trust’s Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s Allocated Assets, and will furnish the Trust’s Board with respect to the Portfolio such periodic and special reports as the Trustees and the Manager may reasonably request.

(h) In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Portfolio unless the contract with such company is approved by a majority of the Trust’s Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Portfolio of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Portfolio, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i) been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or

1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i) The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Portfolio, at the expense of the Allocated Assets or Portfolio. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Portfolio can settle such private placements.

3. Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Portfolio’s average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Portfolio that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4. Broker-Dealer Selection.  The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Portfolio’s Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Portfolio and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Portfolio, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5. Disclosure about Subadvisor.  The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that as of the time it will commence management of the Portfolio or Allocated Assets (as applicable), it will have become a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6. Expenses.  During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:

(a) the fees and expenses of Trustees who are not interested persons of the Manager or of the Trust;

(b) the fees and expenses of the Portfolio which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Portfolio not being maintained by the Manager; (iii) the pricing of the Portfolio’s shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Trustees of the Trust; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolio’s shares;

(c) the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d) the charges and expenses of legal counsel and independent accountants for the Trust;

(e) brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Portfolio;

(f) all taxes and business fees payable by the Trust or the Portfolio to federal, state or other governmental agencies;

(g) the fees of any trade association of which the Trust may be a member;

(h) the cost of share certificates representing the Portfolio’s shares;

(i) the fees and expenses involved in registering and maintaining registrations of the Trust and of its Portfolio with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and

(l) any expenses assumed by the Portfolio pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7. Compliance.

(a) The Subadvisor agrees to assist the Manager and the Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b) The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c) The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Documents.  The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Declaration of Trust of the Trust, as amended from time to time, as filed with the Secretary of the State of Delaware (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b) By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified Resolutions of the Trustees of the Trust authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Portfolio and the Portfolio’s shares, and all amendments thereto;

(e) Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

(f) Prospectus and Statement of Additional Information of the Portfolio.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9. Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10. Cooperation.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Representations Respecting Subadvisor.  The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Portfolio concerning the Subadvisor or the Portfolio other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within ten (10) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12. Confidentiality.  The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Portfolio and its prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Portfolio or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13. Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14. Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15. Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Trust or a Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, the Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Portfolio, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Trust or a Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d) The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16. Services Not Exclusive.  The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17. Duration and Termination.  This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Portfolio, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Portfolio shall be effective to continue this Agreement with respect to the Portfolio notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for the Portfolio hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Portfolio for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Portfolio; and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19. Use of Name.

(a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Portfolio. Upon termination of the Management Agreement between the Trust and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name Candriam or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trust and/or the Portfolio have the right to use such name (or derivative or logo) in offering materials of the Trust or sales materials with respect to the Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trust and/or the Portfolio. Upon termination of this Agreement, the Trust shall forthwith cease to use such name (or derivative or logo).

20. Proxies; Class Actions.

(a) The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Portfolio in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

(b) Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Portfolio. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Portfolio.

21. Notice.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President, with a copy to General Counsel; or (2) to the Subadvisor at           , Attention:           , with a copy to           .

22. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c) To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party,

(d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [  ] day of [        ], 2014. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Attest:		By:
Name:	Thomas Lynch	Name:	Stephen P. Fisher
Title:	Director and Associate General Counsel	Title:	Co-President
Attest:		By:
Name:		Name:
Title:		Title:

SCHEDULE A

(Effective as of [        ], 2014)

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

Portfolio Name	Annual Rate**
MainStay VP Emerging Markets Equity Portfolio*	[ ]

The portion of the fee based upon the average daily net assets of the respective Fund shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.

*	For certain Portfolios, the Manager may agree to waive a portion of each Portfolio’s management fee or reimburse the expenses of the appropriate class of the Portfolio so that the class’ total ordinary operating expenses do not exceed certain amounts. These waivers or reimbursements may be changed with Board approval. To the extent the Manager agrees to waive its management fee or reimburse expenses, Candriam Belgium, as Subadvisor for these Portfolios, has voluntarily agreed to waive or reimburse its fee proportionately.
**	The annual rate is based on the percentage that the Allocated Assets constitutes of the Portfolio’s total average daily net assets.

Payment will be made to the Subadvisor on a monthly basis.

EXHIBIT B

COMPARABLE MUTUAL FUND MANAGED BY
CORNERSTONE HOLDINGS

Fund Name	Total Assets as of August 31, 2014	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
MainStay Emerging Markets Opportunities Fund	$179,664,709	1.10%	Yes

Candriam does not manage any U.S. registered mutual funds.

B-1

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EXHIBIT C

ADDITIONAL INFORMATION ABOUT
CORNERSTONE HOLDINGS AND CANDRIAM

Certain information on each executive officer of Cornerstone Holdings and Candriam is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. The address of Cornerstone is 7101 West 78th Street, Suite 201, Bloomington, MN 55439. Candriam’s address is Avenue des Arts 58, 1000 Bruxelles, Belgium.

Name	Position With Cornerstone Capital Management Holdings LLC	Other Business
Drew E. Lawton	Chairman of the Board of Managers, Audit Committee and Compensation Committee	Member of the Board of Managers and Senior Managing Director, New York Life Investment Management Holdings LLC; Member of the Board of Managers and Senior Managing Director and Chief Executive Officer, New York Life Investment Management LLC; Senior Vice President, New York Life Insurance Company; Chairman of the Board of Managers and Compensation Committee, Institutional Capital LLC; Member of the Board of Managers and Compensation Committee, MacKay Shields LLC; Chairman of the Board of Managers and Compensation Committee, Cornerstone Capital Management Holdings LLC; Chairman of the Board of Managers and Compensation Committee, Private Advisors, L.L.C.; Member of the Board of Managers and Compensation Committee, GoldPoint Partners LLC

Name	Position With Cornerstone Capital Management Holdings LLC	Other Business
Yie-Hsin Hung	Member of the Board of Managers, Audit Committee and Compensation Committee	Senior Managing Director, New York Life Investment Management Holdings LLC; Member of the Board of Managers and Senior Managing Director and Co-President, New York Life Investment Management LLC; Senior Vice President, New York Life Insurance Company; Member of the Board of Managers, Compensation Committee and Audit Committee, Institutional Capital LLC; Member of the Board of Managers and Chairman of the Compensation Committee, MacKay Shields LLC; Member of the Board of Managers, Compensation Committee and Audit Committee, Cornerstone Capital Management Holdings LLC; Member of the Board of Managers, Compensation Committee, and Audit Committee, Private Advisors, L.L.C.; Chairman of the Board of Managers and Compensation Committee and Member of the Audit Committee, GoldPoint Partners LLC; and Senior Managing Director, Investments Boutique, NYLIFE Distributors LLC
Andrew S. Wyatt	Chief Executive Officer	Member of the Board of Managers and Chief Executive Officer, Cornerstone Capital Management Holdings, LLC; and Chief Executive Officer, Cornerstone Capital Management, Inc., 1993 – 2012
Thomas G. Kamp	President and Chief Investment Officer	Member of the Board of Managers, and President and Chief Investment Officer, Cornerstone Capital Management Holdings, LLC; and Chief Investment Officer, Cornerstone Capital Management, Inc., 2006 – 2012
Loren Kix	Treasurer	Senior Vice President and Chief Administrative Officer, Cornerstone Capital Management Holdings, LLC; and Senior Vice President, Director of Finance & Operations, Chief Compliance Officer, Cornerstone Capital Management, Inc., 2010 – 2012

Name	Position With Cornerstone Capital Management Holdings LLC	Other Business
George Shively	Secretary	Senior Managing Director, General Counsel and Secretary, New York Life Investment Management Holdings LLC, New York Life Investment Management LLC and NYL Investors LLC; Senior Vice President and Deputy General Counsel, New York Life Insurance Company; Secretary, MacKay Shields LLC, Cornerstone Capital Management Holdings LLC, and Private Advisors, L.L.C.; and Assistant Secretary, Institutional Capital LLC, Madison Capital Funding LLC and GoldPoint Partners LLC; and Senior Vice President and Legal Officer, New York Life Insurance and Annuity Corporation

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EXHIBIT D

COMPARABLE MUTUAL FUND MANAGED BY
NEW YORK LIFE INVESTMENTS

Fund Name	Total Assets as of August 31, 2014	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
MainStay Emerging Markets Opportunities Fund	$179,664,709	1.10%	Yes

D-1

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EXHIBIT E

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENTS

The directors and officers of New York Life Investments and their respective titles is listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.

Name of Officer/Director of New York Life Investment Management LLC	Title
Kim, John Y.	Chairman of the Board of Managers and Compensation Committee, and Member of the Audit Committee
Fleurant, John T.	Member of the Board of Managers and Chairman of the Audit Committee
Leber, Richard B.	Member of the Board of Managers, Managing Director, Associate General Counsel and Assistant Secretary
Schub, Barry A.	Member of the Board of Managers and the Compensation Committee
Bedard, David G.	Member of the Board of Managers and Audit Committee; Senior Managing Director
Hung, Yie-Hsin	Member of the Board of Managers; Senior Managing Director and Co-President
Fisher, Stephen P.	Member of the Board of Managers; Senior Managing Director and Co-President
Lawton, Drew E.	Member of the Board of Managers; Senior Managing Director and Chief Executive Officer
Malloy, Anthony R.	Senior Managing Director

E-1

FORM OF PROXY CARD

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909

YOUR VOTE IS IMPORTANT!

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/NYL. Follow the on-line instructions provided.

Vote by Telephone

Call toll free at 1-800-830-3542 and follow the recorded instructions provided.

Vote by Mail

To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this voting instruction card, sign and date the card and return it in the enclosed postage-paid envelope.

Please ensure the address below shows through the window of the envelope provided.

In Person

Attend shareholders’ meeting at New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on January 5, 2015, at 12:00 pm Eastern time.

PROXY TABULATOR P.O. BOX 55909 BOSTON, MA 02205-9100

VOTING INSTRUCTION	VOTING INSTRUCTION

MAINSTAY VP FUNDS TRUST

MAINSTAY VP DFA / DUPONT CAPITAL EMERGING MARKETS EQUITY PORTFOLIO

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

Proxy for A Special Meeting of Shareholders – January 5, 2015

The undersigned, revoking any previously executed voting instruction cards, hereby directs the Insurance Company to vote all shares of the Portfolio(s) listed on the reverse side of this card in which the undersigned had an interest as a policy owner on October 13, 2014, at the Special Meeting of Shareholders of MainStay VP Funds Trust (“Trust”), on January 5, 2015 at 12:00 pm, Eastern time, and at any adjournment thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the Insurance Company.

Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of each Proposal.

THE INSURANCE COMPANY IS AUTHORIZED TO VOTE IN ITS DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 5, 2015.

The proxy statement for this meeting is available at: www.2voteproxy.com/NYL

VIC2 – NYL14 – V4

EVERY POLICY OWNER’S VOTE IS IMPORTANT.

Remember to sign and date below before mailing in your vote.

This voting instruction card is valid only when signed and dated.

THANK YOU FOR VOTING

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the Proposals, mark the box at the left. No other vote is necessary

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

THIS CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This card will be voted as instructed. If no specification is made, the card will be voted “FOR” the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

The Board of Trustees unanimously recommends a vote FOR the following Proposals.

Proposal 1

1(a) To approve a subadvisory agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC with respect to the MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio.

	FOR	AGAINST	ABSTAIN

MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio	☐	☐	☐

1(b) To approve a subadvisory agreement between New York Life Investments and Candriam Belgium with respect to the MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio.

	FOR	AGAINST	ABSTAIN

MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio	☐	☐	☐

Proposal 2

To permit New York Life Investment Management LLC, under certain circumstances, to enter into and/or materially amend agreements with subadvisors on behalf of the Portfolio without obtaining shareholder approval.

	FOR	AGAINST	ABSTAIN

MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio	☐	☐	☐

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature ____________________________ Signature_______________________________ Date____________________________

VIC2 – NYL14 – V4

FORM OF PROXY CARD

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909

YOUR VOTE IS IMPORTANT!

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/NYL. Follow the on-line instructions provided.

Vote by Telephone

Call toll free at 1-800-830-3542 and follow the recorded instructions provided.

Vote by Mail

To vote your proxy by mail, check the appropriate voting boxes on the reverse side of this voting instruction card, sign and date the card and return it in the enclosed postage-paid envelope.

Please ensure the address below shows through the window of the envelope provided.

In Person

Attend shareholders’ meeting at New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on January 5, 2015, at 12:00 pm Eastern time.

PROXY TABULATOR P.O. BOX 55909 BOSTON, MA 02205-9100

MAINSTAY VP FUNDS TRUST

MAINSTAY VP DFA / DUPONT CAPITAL EMERGING MARKETS EQUITY PORTFOLIO

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

Proxy for A Special Meeting of Shareholders – January 5, 2015

THIS PROXY IS BEING SOLICITED ON BEHALF OF MAINSTAY VP FUNDS TRUST’S BOARD OF TRUSTEES ON BEHALF OF ITS SERIES, MAINSTAY VP DFA / DUPONT CAPITAL EMERGING MARKETS EQUITY PORTFOLIO (THE “PORTFOLIO”).

The undersigned hereby constitutes and appoints J. Kevin Gao, Thomas C. Humbert and Thomas Lynch, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the special meeting of shareholders of the Portfolio, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to an item, this proxy will be voted FOR each Proposal.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 5, 2015.

The proxy statement for this meeting is available at: www.2voteproxy.com/NYL

Proxy Card 2 – NYL14-V5

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Remember to sign and date below before mailing in your vote.

This proxy card is valid only when signed and dated.

THANK YOU FOR VOTING

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the Proposals, mark the box at the left. No other vote is necessary

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example: ■

THIS CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This card will be voted as instructed. If no specification is made, the card will be voted “FOR” the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

The Board of Trustees unanimously recommends a vote FOR the following Proposals.

Proposal 1

1(a) To approve a subadvisory agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC with respect to the MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio.

	FOR	AGAINST	ABSTAIN

MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio	☐	☐	☐

1(b) To approve a subadvisory agreement between New York Life Investments and Candriam Belgium with respect to the MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio.

	FOR	AGAINST	ABSTAIN

MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio	☐	☐	☐

Proposal 2

To permit New York Life Investment Management LLC, under certain circumstances, to enter into and/or materially amend agreements with subadvisors on behalf of the Portfolio without obtaining shareholder approval.

	FOR	AGAINST	ABSTAIN

MainStay VP DFA/DuPont Capital Emerging Markets Equity Portfolio	☐	☐	☐

NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

Signature _____________________________ Signature_______________________________ Date____________________________

Proxy Card 2 – NYL14-V5